SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Soliciting Material Pursuant to Rule14a-11(c) or 14a-12

APOLLO DEBT SOLUTIONS BDC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

APOLLO DEBT SOLUTIONS BDC

9 West 57th Street, 7th Floor

New York, New York 10019

May 2, 2022

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), to be held virtually on June 23, 2022 at 12:30 p.m., Eastern Daylight Time at www.virtualshareholdermeeting.com/ADS2022.

The Notice of Virtual Annual Meeting of Shareholders accompanying this letter provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (1) to consider and vote upon the election of two Class I trustees; (2) to consider and vote upon the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof. I will also report on the progress of the Company during the past year and respond to shareholders’ questions.

You have the right to receive notice of and to vote at the Annual Meeting of Shareholders if you were a shareholder of record at the close of business on April 27, 2022. It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. I encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Earl Hunt
Chairman of the Board of Trustees

APOLLO DEBT SOLUTIONS BDC

9 West 57th Street, 7th Floor

New York, New York 10019

(212) 515-3450

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2022

Online Meeting Only – No Physical Meeting Location

To the Shareholders of Apollo Debt Solutions BDC:

The 2022 Annual Meeting of Shareholders of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), will be held virtually on Thursday, June 23, 2022 at 12:30 p.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/ADS2022, for the following purposes:

1.

To consider and vote upon the election of two Class I trustees of the Company, who will each serve until the Company’s 2025 Annual Meeting of Shareholders and until her successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The 2022 Annual Meeting of Shareholders of the Company will only be accessible virtually via live webcast over the Internet at www.virtualshareholdermeeting.com/ADS2022.

You have the right to receive notice of and to vote at the meeting if you were a shareholder of record at the close of business on April 27, 2022. A list of these shareholders will be open for examination by any shareholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at the Company’s principal executive offices at 9 West 57th Street, 7th Floor, New York, New York 10019, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/ADS2022 when you enter your 16-Digit control number. The Company is furnishing a proxy statement and proxy card to its shareholders on the Internet, rather than mailing printed copies of those materials to its shareholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

In the event there are not sufficient shares present for a quorum or sufficient votes to approve or ratify the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Trustees,
Joseph D. Glatt, Corporate Secretary

New York, New York

May 2, 2022

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the meeting, you still may participate in the virtual Annual Meeting.

APOLLO DEBT SOLUTIONS BDC

9 West 57th Street, 7th Floor

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2022 Virtual Annual Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company,” “we,” “us” or “our”), for use at the Company’s 2022 Annual Meeting of Shareholders (the “Meeting”) to be held on Thursday, June 23, 2022 at 12:30 p.m., Eastern Daylight Time, virtually at www.virtualshareholdermeeting.com/ADS2022 and at any postponements or adjournments thereof. To participate in the Meeting virtually, you will need the 16-digit Control Number included on your proxy card. This Proxy Statement, the Notice of Virtual Annual Meeting of Shareholders, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2021, will be made available to shareholders via the Internet on or about May 12, 2022.

We encourage you to access the Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 12:30 p.m. Eastern Daylight Time. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page at www.virtualshareholdermeeting.com/ADS2022. Technical support will be available starting at 12:00 p.m. on June 23, 2022 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Trustees and FOR the ratification of the Company’s independent registered public accounting firm.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by participating in the virtual Meeting and voting online. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

If you want to submit a question during the Meeting, log into the live webcast at www.virtualshareholdermeeting.com/ADS2022, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Meeting matters will be answered during the Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order.

Additionally, the Company may not be able to answer multiple questions submitted by the same shareholder. Questions pertinent to Meeting matters that cannot be answered during the Meeting due to time constraints will be posted online and answered at gwms.apollo.com/debtsolutionsBDC. The questions and answers will be available as soon as practicable after the Meeting and will remain available until one week after posting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.

To consider and vote upon the election of two Class I trustees of the Company, who will each serve until the Company’s 2025 Annual Meeting of Shareholders and until her successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a shareholder of record at the close of business on April 27, 2022 (the “Record Date”). There were 63,016,995 shares of the Company’s common shares of beneficial interest outstanding on the Record Date. Each share of common share is entitled to one vote on each matter to be voted on at the Meeting. Shareholders do not have the right to cumulate votes in the election of trustees.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person (virtually), or by proxy, of shareholders of the Company holding one third of the outstanding shares of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting. Those shareholders accessing the Meeting via the listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Meeting. If a shareholder of the Company does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the shareholder’s shares on non-routine proposals. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 2) is considered routine under applicable rules. The election of trustees (Proposal 1) is considered non-routine under applicable rules. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a shareholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. Please note that to be sure your vote is counted on the Company’s proposal to elect trustees, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Vote Required

Election of Trustees. The election of a Trustee requires the affirmative vote of a plurality of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because Trustees are elected by an affirmative vote of the plurality of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to ratify the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve or ratify a proposal at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

A shareholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common shares of beneficial interest, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Revoking Your Proxy

If you are a shareholder of record, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Meeting to Apollo Debt Solutions BDC at 9 West 57th Street, 7th Floor, New York, New York 10019, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Meeting; or (iii) participating in the virtual Meeting and voting online. If you hold shares of a Company’s common shares of beneficial interest through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting. The Company has retained Broadridge Financial Solutions (“Broadridge”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of approximately $20,000 plus expenses. As the Meeting date approaches, certain shareholders of the Company may receive a telephone call from a representative of Broadridge if their proxy authorizations have not yet been received. Authorization to permit Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask each shareholder to confirm his or her full name and to confirm a portion of the address that appears on the shareholder’s account registration. The Broadridge representative will ask the shareholder to confirm that he or she has either received the proxy materials in the mail or has been provided a notice and access notification. If the shareholder is a corporation or entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions electronically and submit the instructions electronically to be tabulated. The shareholder will be sent a letter to confirm his or her proxy authorization and provide instructions for making corrections if his or her voting instructions are not correctly reflected in the confirmation.

We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to mail and email, proxies may be solicited personally via the Internet or by telephone or facsimile transmission by trustees or officers of the Company or officers or employees of Apollo Credit Management, LLC (“ACM”), our investment adviser (without special compensation). ACM is located at 9 West 57th Street, 7th Floor, New York, New York 10019.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the Investment Company Act of 1940, as amended (the “1940 Act”), to “control” us, as such term is defined in the 1940 Act.

Our Trustees consist of independent Trustees (Trustees who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of ACM) (“Independent Trustees”) and interested Trustees. Interested Trustees are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of the Record Date, the number of shares of the Company’s common shares of beneficial interest beneficially owned by the Trustee nominees and each of our other Trustees and our current Executive Officers. As of that date, the Company’s Trustees and Executive Officers, as a group, owned less than 1% of the Company’s outstanding common shares of beneficial interest.

Independent Trustees and Nominees, Interested Trustee and Executive Officers	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Independent Trustees and Nominees
Meredith Coffey	3,494.82	*
Christine Gallagher	100	*
Michael Porter	600	*
Carl J. Rickertsen	4,000	*

Interested Trustee
Earl Hunt	40,626	*

Executive Officers
Joseph D. Glatt	—	*
Kristin Hester	600	*
Isabelle Gold	—	*
Amit Joshi	2,000	*

*	Represents less than 1% of the outstanding shares.
(1)	Includes shares held through indirect beneficial ownership in a family trust.
(2)	Based on 63,016,995 shares of common shares of beneficial interest outstanding as of the Record Date.

Dollar Range of Securities Beneficially Owned by Trustees

The following table sets forth the dollar range of our common shares beneficially owned by the Trustee nominees and each of our other Trustees as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Trustees and Nominees	Dollar Range of Common Shares in the Company(1)
Independent Trustees and Nominees
Meredith Coffey	$50,001 – $100,000
Christine Gallagher	$1 – $10,000
Michael Porter	$10,001 – $50,000
Carl J. Rickertsen	$50,001 – $100,000
Interested Trustee
Earl Hunt	over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

PROPOSAL 1: ELECTION OF TRUSTEES

Pursuant to the Company’s declaration of trust and bylaws, the Board of Trustees may modify the number of members of the Board of Trustees provided that the number thereof shall never be less than one. In accordance with the bylaws, the Company currently has five members of the Board of Trustees. Trustees are divided into three classes and are generally elected for staggered terms of three years each, with a term of office of one of the three classes of Trustees expiring each year. The Company may have cause to propose a term of less than three years for a Trustee as it may deem necessary. Each Trustee will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

A shareholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Trustees as a replacement. The Board of Trustees has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Trustees

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other Trustees who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Trustee of the Company.

Meredith Coffey and Christine Gallagher each has been nominated for election for a three-year term expiring at the Company’s 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mses. Coffey and Gallagher currently serve as Trustees of the Company. None of Mses. Coffey and Gallagher is being proposed for election pursuant to any agreement or understanding between Mses. Coffey and Gallagher and the Company.

Nominees for Class I Trustees—Term Expiring 2025

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Independent Trustees

Meredith Coffey, 54	Trustee	Class I Trustee since 2021.	Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association from August 2008-present.	None.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)

Christine Gallagher, 37	Trustee	Class I Trustee since 2021.	Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors, from March 2021-present; President of Military Quality of Life Consulting, LLC, a military support company, from 2015-present; IT project manager for BAM Technologies, LLC from 2015-2019.	None.

CONTINUING TRUSTEES (not up for election at the Meeting)

Class II Trustees—Term Expiring 2023

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Independent Trustees

Michael Porter, 39	Trustee	Class II Trustee since 2021.	Corporate Development and Strategy at Netflix from December 2014-present; Board of Directors of Ednovate Charter School from December 2021-present.	None.

Carl J. Rickertsen, 62	Trustee	Class II Trustee since 2021.	Managing partner of Pine Creek Partners, a private equity investment firm, from 2015-present.	Director, Apollo Senior Floating Rate Fund Inc. from 2011-present; Director, Apollo Tactical Income Fund Inc. from 2013-present; Director, Berry Global Inc. from 2013-present; Director, MicroStrategy Inc. from 2002-present.

CONTINUING TRUSTEE (not up for election at the Meeting)

Class III Trustee—Term Expiring 2024

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Trustee or Nominee for Trustee during Past 5 Years(2)
Interested Trustee

Earl Hunt, 41(2)	Trustee, Chairperson since 2021 and Chief Executive Officer	Class III Trustee	Mr. Hunt joined Apollo in 2021. Partner in the Global Markets division at Goldman Sachs from 2015-2021; Member of Goldman Sachs’ Partnership Committee from 2019-2021 and Global Markets Operating Committee from 2020-2021.	None.

(1)	The business address of the Trustee nominees, Trustees and Executive Officers is c/o Apollo Debt Solutions BDC, 9 West 57th Street, 7th Floor, New York, New York 10019.
(2)	Mr. Hunt is an interested Trustee due to his affiliation with ACM and its affiliates.

Corporate Governance

Board of Trustees’ Oversight Role in Management. The Board of Trustees’ role in management of the Company is oversight. As is the case with virtually all investment companies, including externally managed business development companies such as the Company (as distinguished from operating companies), service providers to the Company, primarily ACM and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chairman acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and ACM’s Chief Compliance Officer and portfolio management personnel. The Audit Committee of the Board of Trustees (which consists of all Independent Trustees) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation services that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board of Trustees also receives periodic presentations from senior personnel of ACM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board of Trustees has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, ACM and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board of Trustees also receives reports from counsel to the Company or counsel to ACM and the Board of Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Trustees oversight role does not make the Board of Trustees a guarantor of the Company’s investments or activities or the activities of any of the Company’s service providers on behalf of the Company.

Board of Trustees Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Trustees be Independent Trustees. Currently, four of the Company’s five Trustees are Independent Trustees. The Chairman of the Board of Trustees is an interested person of the Company. The Board of Trustees has determined that its leadership structure, in which 80% of the Trustees are not affiliated with ACM, is appropriate in light of the services that ACM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board of Trustees believes has prepared them to be effective Trustees. The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board of Trustees believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Trustees believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Trustees of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board of Trustees meetings and interacts with ACM, and also may benefit from information provided by the Company’s or ACM’s counsel; both the Board of Trustees’ and Company counsel have significant experience advising funds and fund board members. The Board of Trustees and its Committees have the ability to engage other experts as appropriate. The Board of Trustees evaluates its performance on an annual basis.

Independent Trustees

Meredith Coffey. Ms. Coffey is a Trustee, a member of our Audit Committee and Chairperson of our Nominating and Governance Committee. Ms. Coffey is Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), and runs Research Department and co-heads the LSTA’s regulatory and CLO efforts, which help facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey heads efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engage market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presents frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a B.A. in Economics from Swarthmore College and a graduate degree in Economics from New York University.

Christine Gallagher. Ms. Gallagher is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Commencing in March 2021, Ms. Gallagher continues to serve as community engagement team manager in the Military and Family Life Counseling Program for Leidos Holdings, Inc., a Fortune 500® information technology, engineering, and science solutions and services leader working to solve the world’s toughest challenges in the defense, intelligence, homeland security, civil, and health markets. She also is currently president of Military Quality of Life Consulting, LLC, a company Ms. Gallagher founded in 2015 that equips professional organizations to execute their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She also was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each respective school’s communications department from 2009 to 2016. Ms. Gallagher presently serves on the board of a number of national and local military service organizations that directly support military family quality-of-life efforts. She has an M.S. from the University of Tennessee and a B.S. from the University of Florida.

Michael Porter. Mr. Porter is a Trustee, a member of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Porter currently works in Corporate Development and Strategy for Netflix, a position he has held since December 2014. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has fifteen years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a B.A. in international business from the University of California, Berkeley.

Carl J. Rickertsen. Mr. Rickertsen is a Trustee, the Chairperson of our Audit Committee and a member of our Nominating and Governance Committee. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy Incorporated, a publicly-traded software firm, since October 2002 and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. He also currently serves on the Board of Directors for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., positions he has held since 2011 and 2013, respectively. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils, Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Interested Trustee

Earl Hunt. Mr. Hunt is our Chief Executive Officer and our Chairman of the Board of Trustees. Mr. Hunt has been with Apollo and/or its affiliates since 2021. Prior to joining Apollo, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of Goldman Sachs’ Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was co-head of U.S. Distressed and Par Loan sales at Goldman Sachs. Prior to joining Goldman Sachs in 2015, Mr. Hunt worked at Citi for 11 years, where he was a director in Leveraged Finance sales. Mr. Hunt is a member of the Board of Trustees of Brown University. Mr. Hunt earned a BA in Economics from Brown University.

Committees of the Board of Trustees

As of December 31, 2021, our Board of Trustees had established an Audit Committee and a Nominating and Governance Committee. For the fiscal year ended December 31, 2021, the Board of Trustees of the Company held one board meeting, one Audit Committee meeting and one Nominating and Governance Committee meeting.

The Company requires each Trustee to make a diligent effort to attend all Board of Trustees and committee meetings, and encourages Trustees to attend the annual meeting of shareholders.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Trustees. The charter sets forth the responsibilities of the Audit Committee, which include serving as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging an independent registered public accounting firm (the “auditors”), reviewing the plans, scope and results of the audit engagement with our auditors, approving professional services provided by our auditors (including compensation therefore), reviewing the independence of our auditors and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is composed of each of the Independent Trustees: Messrs. Porter and Rickertsen and Mses. Coffey and Gallagher, all of whom are considered independent as defined in Section 2(a)(19) of the 1940 Act. Mr. Rickertsen serves as the Chairperson of the Audit Committee. The Board of Trustees has determined that Mr. Rickertsen qualifies as an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (gwms.apollo.com/debtsolutionsBDC).

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for making nominations for the appointment or election of independent Trustees. The Nominating and Governance Committee is composed of each of the Independent Trustees, whom, after the Meeting are: Messrs. Porter and Rickertsen and Mses. Coffey and Gallagher. Ms. Coffey currently serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee has adopted a written Nominating and Governance Committee charter which is available on the Company’s website (gwms.apollo.com/debtsolutionsBDC).

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Trustees include:

•	to the extent required, compliance with the independence and other applicable requirements of the federal securities laws and any other applicable laws, rules or regulations;

•

the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties;

•

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Trustees) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•

personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Governance Committee considers appropriate.

Communication with the Board of Trustees

Shareholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if shareholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Trustees by sending their communications to c/o Apollo Debt Solutions BDC, 9 West 57th Street, 7th Floor, New York, New York 10019. All shareholder communications received in this manner will be delivered to one or more members of the Board of Trustees.

Information about Executive Officers Who Are Not Trustees

The following information, as of the Record Date, pertains to our Executive Officers who are not Trustees of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years
Joseph D. Glatt, 48	Chief Legal Officer and Secretary	Mr. Glatt currently serves as General Counsel of Apollo Capital Management, L.P., since 2007. Since 2014, he has served as Chief Legal Officer of Apollo Investment Corporation. Since 2011, he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Since January 2015, Mr. Glatt has served as a director of MidCap FinCo Holdings Limited, a commercial finance firm that provides debt solutions to middle-market companies.
Kristin Hester, 41	General Counsel and Assistant Secretary	Ms. Hester has served as Senior Counsel for Apollo Global Management, Inc. since 2015. Ms. Hester is also General Counsel for Apollo Investment Corporation, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.
Isabelle Gold, 39	Chief Compliance Officer	Ms. Gold joined Apollo Global Management, Inc. in 2016 as the Senior Compliance Officer for the Credit platform.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years
Amit Joshi, 39	Chief Financial Officer	Mr. Joshi has been with Apollo Investment Corporation since September 2013. Mr. Joshi was appointed Chief Accounting Officer of Apollo Investment Corporation in May 2017 and also serves as the Company’s Assistant Treasurer, a role he has held since August 2015.

(1)	The business address of each executive officer is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019.

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its executive officers, including its Chief Executive Officer and its Chief Financial Officer. The Company’s code of conduct can be accessed via the Company’s website at gwms.apollo.com/debtsolutionsBDC.

Compensation of Trustees and Executive Officers

The following table shows information regarding the compensation received by the Trustees and Executive Officers for the fiscal year ended December 31, 2021. No compensation is paid by the Company to the interested Trustees.

Name	Aggregate compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total compensation from the Company paid to Trustee/Executive Officer
Independent Trustees
Meredith Coffey	$28,289	None	$28,289
Christine Gallagher	$28,289	None	$28,289
Michael Porter	$28,289	None	$28,289
Carl J. Rickertsen	$91,667	None	$91,667
Interested Trustees
Earl Hunt	None	None	None
Executive Officers
Joseph D. Glatt	None	None	None
Kristin Hester	None	None	None
Isabelle Gold	None	None	None
Amit Joshi	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Trustees and Executive Officers do not receive any pension or retirement benefits.

Compensation of Trustees

Each Trustee who does not also serve in an executive officer capacity for us or ACM is entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. Each Trustee will receive an annual cash retainer of $50,000 (if the Company’s net assets are up to $1 billion), $75,000 (if the Company’s net assets are between $1 billion to $2 billion) or $100,000 (if the Company’s net assets are greater than $2 billion). Each Trustee will also receive $2,500 for each board meeting attended and $1,000 for each committee meeting attended. In addition, the Chair of the Audit Committee receives an annual cash retainer of $7,500. Each Trustee is paid quarterly in arrears.

We also reimburse each Trustee for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

Certain Relationships and Transactions

Transactions with Related Persons. We have entered into the Investment Advisory Agreement with ACM pursuant to which we pay ACM a management fee at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. We also pay ACM a two-part incentive fee based on (i) the amount by which our pre-incentive fee net investment income returns exceed a certain “hurdle rate” and (ii) our capital gains. In addition, pursuant to the Investment Advisory Agreement and an Administration Agreement between the Company and ACM, we will reimburse ACM for certain expenses as they occur. Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of independent trustees, or by the holders of a majority of our outstanding voting securities.

We have entered into a royalty-free license agreement with Apollo IP Holdings, LLC (“AIH”), pursuant to which AIH has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as ACM or one of its affiliates remains our investment adviser.

With respect to Trustee independence, please refer to the Corporate Governance section herein.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM1

At a meeting held on March 30, 2022, the Company’s Audit Committee approved and the Board of Trustees, including a majority of the Independent Trustees, approved and ratified the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Company expects that a representative of Deloitte & Touche will be present virtually at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2021, the Board of Trustees’ Audit Committee recommended to the Board of Trustees that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings. Audit fees billed during the fiscal year ended December 31, 2021 were $57,500.

Audit-Related Fees: Audit-related services consist of fees billed by Deloitte & Touche for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. No audit-related fees were billed during the fiscal year ended December 31, 2021.

Tax Services Fees: Tax services fees consist of fees billed by Deloitte & Touche for professional tax services. These services also include assistance regarding federal, state and local tax compliance. No tax services fees were billed during the fiscal year ended December 31, 2021. Tax services fees include work related to, among other things, preparation and review of the Company’s tax returns.

All Other Fees: Other fees would include fees billed by Deloitte & Touche for products and services other than the services reported above, of which there were none in the fiscal year ended December 31, 2021.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

[1]	Note to Apollo: We will need to insert the Audit Committee Report.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2021.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of Deloitte & Touche’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Deloitte & Touche matters relating to Deloitte & Touche’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Statement on Auditing Standards No. 1301 as amended (Communications with Audit Committee). In addition, the Audit Committee has discussed with Deloitte & Touche their independence from management and the Company, as well as the matters in the written disclosures received from Deloitte & Touche and required by applicable requirements of the PCAOB and the SEC. The Audit Committee received a letter from Deloitte & Touche confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Deloitte & Touche the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte & Touche’s audits and all fees paid to Deloitte & Touche during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte & Touche for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte & Touche’s performance of non-audit services with the maintenance of Deloitte & Touche’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Trustees (and the Board of Trustees has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Commission. In addition, the Audit Committee has engaged Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and has directed that the selection of Deloitte & Touche be submitted to the Company’s shareholders for ratification.

March 30, 2022

The Audit Committee Meredith Coffey Christine Gallagher Michael Porter Carl J. Rickertsen, Chair

THE BOARD OF TRUSTEES, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board of Trustees knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in their discretion.

Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/ADS2022, and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 12:15 p.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual meeting platform log-in page at www.virtualshareholdermeeting.com/ADS2022.

SUBMISSION OF SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of shareholders unless certain securities law requirements are met. A shareholder who intends to present a proposal at that Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than January 12, 2023, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a trustee at the 2023 Meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Joseph Glatt, Secretary, Apollo Debt Solutions BDC, 9 West 57th Street, New York, New York 10019 and should be received by the Company not earlier than December 13, 2022 and not later than 5:00 p.m. (Eastern Time) on January 12, 2023. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A shareholder’s notice must contain information specified in our bylaws about the shareholder, its affiliates, and the proposed business or nominee for election as a trustee.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Apollo Debt Solutions BDC

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

Apollo Debt Solutions BDC

Audit Committee Chair

9 West 57th Street

New York, New York 10019

RECEIPT OF MULTIPLE PROXY CARDS

Some of the Company’s shareholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling collect at 212-515-3450, or by writing to Apollo Debt Solutions BDC, 9 West 57th Street, 7th Floor, New York, New York 10019. Attention: Secretary or on its website gwms.apollo.com/debtsolutionsBDC. The information on these websites is not incorporated by reference into this proxy statement.

SCAN TO VIEW MATERIALS & VOTE APOLLO DEBT SOLUTIONS BDC 9 W 57TH STREET NEW YORK, NY 10019 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ADS2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D85876-P74634 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. APOLLO DEBT SOLUTIONS BDC The Board of Trustees recommends you vote FOR the following: 1. Election of Trustees Nominees: 01) Meredith Coffey 02) Christine Gallagher For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Trustees recommends you vote FOR the following proposal: 2. To ratify the selection of Deloitte & Touche LLP as Apollo Debt Solutions BDC’s (the “Company”) independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. D85877-P74634 APOLLO DEBT SOLUTIONS BDC Annual Meeting of Shareholders June 23, 2022 12:30 p.m. This proxy is solicited by the Board of Trustees The undersigned hereby appoints Amit Joshi and Joseph D. Glatt, or either one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the Common Shares of beneficial interest of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held via live webcast over the Internet at www.virtualshareholdermeeting.com/ADS2022 on Thursday, June 23, 2022 at 12:30 p.m., Eastern Daylight Time, and all postponements and adjournments thereof, as indicated on this proxy and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND “FOR” THE PROPOSAL LISTED. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior proxies except for prior proxies given in connection with the Annual Meeting. Continued and to be signed on reverse side